EXHIBIT 99.1 - PRESS RELEASE DATED AUGUST 8, 2006 REPORTING THE RESULTS OF OPERATIONS OF VANTAGEMED CORPORATION FOR THE SECOND QUARTER ENDED JUNE 30, 2006

VantageMed Announces Second Quarter 2006 Results

RANCHO CORDOVA, Calif.--August 8, 2006--VantageMed Corporation (OTCBB: VMDC.OB) today announced financial results for the second quarter and six months ended June 30, 2006. VantageMed reported a net loss of ($506,000), or ($0.03) per share, in the second quarter of 2006, compared to a loss of ($1.7) million, or ($0.12) per share, for the year ago quarter and ($390,000), or ($0.03) per share, for the prior quarter. Net loss for the six months ended June 30, 2006 was ($896,000), or ($0.06) per share, compared to a net loss of net loss of ($2.9) million, or ($0.21) per share, for the six months ended June 30, 2005.

Total revenues for the quarter ended June 30, 2006 were $2.6 million, down $1.3 million, or 33.8%, from the year ago quarter and down $368,000, or 12.6%, from the quarter ended March 31, 2006. Total revenues for the six months ended June 30, 2006 were $5.5 million, down $2.7 million, or 33.3%, from $8.2 million for the six months ended June 30, 2005.

The Company stated that the decrease in revenues is a reflection of its completed strategy to discontinue support of legacy technology products and consolidate its practice management customers onto a core set of newer technology products, as well as the sale of its Hawaii operation in the first quarter of 2006.

The Company has made significant changes to its cost structure over the last several quarters and has reduced staffing levels from 130 at December 31, 2005 to 89 at June 30, 2006. Additional cost cutting measures are expected to have a positive impact on the Company's results in the third and fourth quarters of 2006. As of June 30, 2006, the Company had cash and short term investments totaling $578,000.

MANAGEMENT COMMENTARY

Steve Curd, VantageMed's CEO, commented, "The second quarter of 2006 saw us moving in a positive direction. Our products and technical and customer support teams have been recognized by customers and by industry and trade associations for their quality and superior support. We have also strengthened our sales pipelines and increased our Northern Health Anesthesia customer base as we have signed some important new customers to this product line. While these new sales will not have an immediate impact on our financials, we do expect that these deals along with the cost reductions already made will improve our results in the second half of 2006. I am also optimistic about our chances of being cash flow positive for the second half of 2006."

CONFERENCE CALL

VantageMed will be hosting a conference call to discuss financial results today, August 8, 2006 at 5:00 P.M. Eastern Time. The call will be broadcast live over the Internet and can be accessed at www.vantagemed.com or http://www.videonewswire.com/event.asp?id=34877. To participate in the call, please dial 1-800-310-1961 five to ten minutes prior to the scheduled conference call time. A replay of the call will be available on the Company's website for 30 days.

ABOUT VANTAGEMED

VantageMed is a trusted provider of healthcare software products and services to more than 18,000 physician, anesthesiologist and behavioral health providers nationwide. These providers use VantageMed's core products including ChartKeeper Computerized Medical Records software as well as RidgeMark, Northern Health Anesthesia and our Helper family of Practice Management products which are all supported by SecureConnect electronic transaction services. VantageMed is dedicated to providing these cost effective, easy to use solutions that empower healthcare providers and their staff with the tools and data they need to improve productivity and reimbursements. For more information about VantageMed or our products, please call 877-879-8633, or visit the company's Website at www.vantagemed.com.

This press release may be deemed to contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements are made as of today's date and we do not undertake any obligation to update forward-looking statements. You can identify such statements by our use of such words as "should", "expect," "will," "intends," and similar words and phrases which denote future events and which may depend on the future performance of the Company. Our assumptions underlying these statements are also "forward-looking" statements. Forward-looking statements are based on information and assumptions that are dynamic in nature and subject to rapid and sometimes abrupt changes. Our forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the statements. These risks and uncertainties include risks related to our ability to successfully develop, sell and support our products, our ability to attract and retain new and existing customers, our ability to increase revenues, control our expenses and improve the rate at which we have utilized cash. Our forward-looking statements are also subject to important risks and uncertainties detailed in our latest reports filed with the SEC and available on its website at www.sec.gov.


INVESTOR RELATIONS CONTACT:
VantageMed Corporation
Liesel Loesch
(877) TRY-VMED, ext. 4833
investor@vantagemed.com

MEDIA CONTACT:
VantageMed Corporation
Jennifer Morgano
(877) TRY-VMED, ext. 4851
media@vantagemed.com


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
                             VANTAGEMED CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED             SIX MONTHS ENDED
                                                      JUN 30      MAR 31      JUN 30      JUN 30      JUN 30
                                                       2006        2006        2005        2006        2005
                                                     --------    --------    --------    --------    --------
Revenues:
  Software and systems ...........................   $    360    $    501    $    789    $    861    $  1,746
  Customer support ...............................      1,326       1,571       2,040       2,897       4,348
  Electronic services ............................        870         852       1,032       1,722       2,121
                                                     --------    --------    --------    --------    --------
       Total revenues ............................      2,556       2,924       3,861       5,480       8,215
                                                     --------    --------    --------    --------    --------

Cost of revenues:
  Software and systems ...........................         50         145         292         195         640
  Customer support ...............................        711         988       1,728       1,699       3,473
  Electronic services ............................        526         479         681       1,005       1,428
                                                     --------    --------    --------    --------    --------
       Total cost of revenues ....................      1,287       1,612       2,701       2,899       5,541
                                                     --------    --------    --------    --------    --------

  Total gross margin .............................      1,269       1,312       1,160       2,581       2,674

Operating expenses:
  Selling, general and administrative ............      1,179       1,369       2,058       2,548       4,096
  Product development ............................        379         412         635         791       1,224
  Depreciation and amortization ..................         38          49          61          87         128
  Stock-based compensation .......................        147          83          76         230         161
  Asset impairment and restructuring charges
                                                           --          --          --          --         (13)
                                                     --------    --------    --------    --------    --------
  Total operating costs and expenses .............      1,743       1,913       2,830       3,656       5,596
                                                     --------    --------    --------    --------    --------
Loss  from operations ............................       (474)       (601)     (1,670)     (1,075)     (2,922)
Interest and other income (expense):
  Gain on sales of Hawaii operation ..............         --         235          --           235        --
  Interest income ................................         12           7          24          19          40
  Interest and other expense .....................        (44)        (31)        (21)        (75)        (33)
                                                     --------    --------    --------    --------    --------
  Total interest and other income (expense), net          (32)        211           3         179           7
                                                     --------    --------    --------    --------    --------
       Net loss ..................................   $   (506)   $   (390)   $ (1,667)   $   (896)   $ (2,915)
                                                     ========    ========    ========    ========    ========
Basic and diluted net loss per share .............   $  (0.03)   $  (0.03)   $  (0.12)   $  (0.06)   $  (0.21)
                                                     --------    --------    --------    --------    --------
Weighted-average shares-basic and diluted ........     14,702      14,239      13,505      14,371      13,741
                                                     --------    --------    --------    --------    --------


                             VANTAGEMED CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                        SIX MONTHS ENDED
                                                                                             JUNE 30,
                                                                                      --------------------
                                                                                        2006         2005
                                                                                      -------      -------
Cash flows from operating activities:
  Net loss ......................................................................     $  (896)     $(2,915)
    Adjustments to reconcile net loss to net cash used for operating activities -
      Gain on sale or disposal of assets ........................................        (235)
      Depreciation and amortization .............................................          87          128
      Impairment of intangible assets and goodwill ..............................          --
      Bad debt expense, net of write offs and recoveries ........................         (57)         118
      Stock-based compensation ..................................................         230          161
  Changes in assets and liabilities -
       Accounts receivable ......................................................         515          565
       Inventories ..............................................................           6          (25)
       Prepaid expenses and other ...............................................         106          159
       Accounts payable and accrued liabilities .................................        (507)        (676)
       Customer deposits and deferred revenue ...................................        (311)        (653)
                                                                                      -------      -------
  Net cash used for operating activities ........................................      (1,062)      (3,138)
                                                                                      -------      -------
Cash flows from investing activities:
  Purchases of property and equipment ...........................................         (27)         (46)
   Proceeds from sale of investments ............................................          --        2,231
   Purchase of investments ......................................................          --       (4,000)
   Cash proceeds from sale of Hawaii operation ..................................         605           --
                                                                                      -------      -------
  Net cash provided by (used for) investing activities ..........................         578       (1,815)
                                                                                      -------      -------
Cash flows from financing activities:
   Principal payments on long-term debt .........................................         (76)        (303)
   Proceeds from sale of stock and warrants, net ................................         500        4,576
   Proceeds from stock option exercises .........................................           2          137
                                                                                      -------      -------
   Net cash provided by financing activities ....................................         426        4,410
                                                                                      -------      -------
   Net decrease in cash and cash equivalents ....................................         (58)        (543)
Cash and cash equivalents, beginning of period ..................................         636          946
                                                                                      -------      -------
Cash and cash equivalents, end of period ........................................     $   578      $   403
                                                                                      =======      =======


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
                             VantageMed Corporation
                           Consolidated Balance Sheets
               (In Thousands, Except Share And Per Share Amounts)
                                   (Unaudited)

                                                                                               JUN 30,       DEC 31,
                                                                                                2006          2005
                                                                                              --------      --------
ASSETS
Current assets:
   Cash and cash equivalents ............................................................     $    578      $    636
  Accounts receivable, net of allowance of $213 and $352, respectively ..................          614         1,213
  Inventories, net ......................................................................           40            62
  Prepaid expenses and other ............................................................          260           263
                                                                                              --------      --------
       Total current assets .............................................................        1,492         2,174
Property and equipment, net .............................................................          145           213
Intangibles, net ........................................................................           --           377
                                                                                              --------      --------
        Total assets ....................................................................     $  1,637      $  2,764
                                                                                              ========      ========

                       LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
  Current portion of long-term debt .....................................................     $    172      $    140
  Accounts payable ......................................................................        1,204         1,543
  Accrued liabilities ...................................................................          982         1,128
  Customer deposits and deferred revenue ................................................        2,816         3,299
                                                                                              --------      --------
        Total current liabilities .......................................................        5,174         6,110
Long-term portion of restructuring reserve, net of current portion ......................         --              22
Long-term debt, net of current portion ..................................................           37            42
                                                                                              --------      --------
        Total liabilities ...............................................................        5,211         6,174
                                                                                              --------      --------
Stockholders' equity (deficiency):
  Preferred stock, $0.001 par value, 5,000,000 shares authorized; no shares issued and
  outstanding at Jun 30, 2006 and December 31, 2005 .....................................           --            --
  Common stock, $0.001 par value, 40,000,000 shares authorized; 15,358,745 and 14,239,178
  shares issued and outstanding at June 30, 2006 and December 31, 2005 ..................           15            14
  Additional paid-in capital ............................................................       78,482        77,751
  Accumulated deficit ...................................................................      (82,071)      (81,175)
                                                                                              --------      --------
       Total stockholders' equity (deficiency) ..........................................       (3,574)       (3,410)
                                                                                              --------      --------
       Total liabilities and stockholders' equity (deficiency) ..........................     $  1,637      $  2,764
                                                                                              ========      ========